FIST2 SA-2

                      SUPPLEMENT DATED SEPTEMBER 1, 2005
  TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2005 OF FRANKLIN
                          INVESTORS SECURITIES TRUST
             (Franklin Adjustable U.S. Government Securities Fund,
                   Franklin Floating Rate Daily Access Fund,
                   Franklin Low Duration Total Return Fund,
                           Franklin Total Return Fund)

Effective October 26, 2005, the Franklin Adjustable U.S. Government Securities Fund series (the "Fund") of Franklin Investors Securities Trust (the "Trust") no longer seeks to achieve its investment goal by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio"). Rather, the Fund's assets are managed directly in accordance with the Fund's investment goals and strategies, pursuant to an investment management agreement between the Trust, on behalf of the Fund, and Franklin Advisers, Inc. ("Advisers"), which previously was the manager of the Portfolio's assets.

In connection with the approval of the investment management agreement with Advisers, the Fund's Board considered and gave substantial weight to the deliberations conducted in connection with the approval of the annual renewal of the investment management agreement for the Portfolio. Such deliberations are described in detail in this Statement of Additional Information and in the Trust's Semi-Annual Report to Shareholders. The Board considered that (i) the management agreements and the services to be provided by Advisers thereunder are identical, (ii) the fee that will be paid directly to Advisers by the Fund under the new investment management agreement will be the same as the indirect fee that the Fund has been paying as the sole investor in the Portfolio, and (iii) the Fund has been the sole feeder shareholder in the Portfolio for some time.

               Please keep this supplement for future reference